UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2006

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras Street, Suite 1900	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 25, 2006, the Board of Directors of the Company approved an amendment to the Bylaws of the Company to provide that in the event the Board of Directors determines by future resolution that it is no longer in the best interests of the Company and its stockholders to elect directors by a plurality vote, the Board of Directors may implement a majority vote standard for the election of directors without any further amendment to the Bylaws. Any proxy statement delivered to the stockholders in connection with any meeting at which directors are to be elected shall notify the stockholders of the voting protocol to be followed at the meeting.

Specifically, Article II, Section 9 of the Bylaws was amended to read:

“Section 9. When a quorum is present at a meeting of the stockholders for the election of directors, directors shall be elected by a plurality of the votes cast by the holders of the stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. However, if the board of directors determines by resolution that it is no longer in the best interests of the corporation and its stockholders to elect directors by a plurality vote, the board of directors may implement the corporation’s majority vote rule, as described herein, for the election of directors without further amendment of these bylaws. Any proxy statement delivered to the stockholders in connection with any meeting at which directors are to be elected shall notify the stockholders of the voting protocol to be followed at the meeting. Every matter other than the election of directors shall be decided by the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and entitled to vote thereat, unless the matter is one upon which by express provision of the statutes or of the certificate of incorporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such matter.”.

Following is the text of Article II, Section 9 of the Bylaws that was in place prior to the above referenced amendment:

“Section 9. When a quorum is present at a meeting of the stockholders for the election of directors, directors shall be elected by a plurality of the votes cast by the holders of the stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Every matter other than the election of directors shall be decided by the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and entitled to vote thereat, unless the matter is one upon which by express provision of the statutes or of the certificate of incorporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such matter”.

Effective May 25, 2006, the Board of Directors of the Company also approved an amendment to the Bylaws of the Company to provide that any individual elected to serve as Director Emeritus shall not receive attendance fees for attending board and committee meetings.

Specifically, Article III, Section 13 of the Bylaws was amended to read:

“Section 13. In order to publicly recognize distinguished service to or on behalf of the corporation, one or more directors may, pursuant to a majority vote of stockholders or a majority vote of the Board of Directors, be elected to serve as Director Emeritus. Candidates for designation of the title Director Emeritus shall be selected from among former Board members upon retirement or other separation from active service to the corporation. Each Director Emeritus elected shall be publicly honored by being listed or otherwise identified in the corporations annual report to stockholders for the year in which such election shall occur and thereafter at the pleasure of the Board of Directors. Each Director Emeritus shall continue to serve the corporation at the discretion of the Board of Directors. They shall be entitled to receive notice of and to attend regular meetings of the Board of Directors but shall not be entitled to vote thereat and shall not be deemed to be a Director of the corporation for any purposes whatsoever under any applicable law or under the bylaws of the corporation. Individuals elected to serve as Director Emeritus shall not receive fees for attending board or committee meetings, but shall receive reimbursement for direct expenses actually incurred by them in attending such meetings.”

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Following is the text of Article III, Section 13 of the Bylaws that was in place prior to the above referenced amendment:

“Section 13. In order to publicly recognize distinguished service to or on behalf of the corporation, one or more directors may, pursuant to a majority vote of stockholders or a majority vote of the Board of Directors, be elected to serve as Director Emeritus. Candidates for designation of the title Director Emeritus shall be selected from among former Board members upon retirement or other separation from active service to the corporation. Each Director Emeritus elected shall be publicly honored by being listed or otherwise identified in the corporations annual report to stockholders for the year in which such election shall occur and thereafter at the pleasure of the Board of Directors. Each Director Emeritus shall continue to serve the corporation at the discretion of the Board of Directors. They shall be entitled to receive notice of and to attend regular meetings of the Board of Directors but shall not be entitled to vote thereat and shall not be deemed to be a Director of the corporation for any purposes whatsoever under any applicable law or under the bylaws of the corporation. There shall be paid to each Director Emeritus a regular meeting fee for each Board of Directors meeting attended by such Director Emeritus, plus reimbursement for direct expenses actually incurred by them in attending such meetings”.

The Amended and Restated Bylaws of the Company (amended and restated through May 25, 2006) are attached to this Form 8-K as Exhibit 3.2.

Item 8.01. Other Events

The Board of Directors of the Company has approved an amendment to the Company’s Corporate Governance Principles to provide that any director who receives a greater number of withhold votes than votes cast for the election of such director at an election of directors be required to submit his or her resignation to the Nominating and Corporate Governance Committee of the Company, such proposed resignation to be accepted or rejected by the Nominating and Corporate Governance Committee at its discretion.

The amendment to the Company’s Corporate Governance Principles is attached to this Form 8-K as Exhibit 99.

Item 9.01. Financial Statement and Exhibits

(c)	Exhibits.

Exhibit 3.2	Amended and Restated Bylaws of the Company.

Exhibit 99	Amendment to the Company’s Corporate Governance Principles

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ J. Keith Lousteau
J. Keith Lousteau
Executive Vice President and Chief Financial Officer

Date: May 26, 2006

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